                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information of the American Pathway II Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated March 31, 2003, relating to the financial statements of Variable Separate Account. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
April 16, 2003